Exhibit 10.2

GUARANTY

[Multiparty]

This GUARANTY (as amended, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of November 12, 2013, is made jointly and severally by each of the Persons listed on the signature pages hereof as Guarantors and each of the other Persons that from time to time becomes an Additional Guarantor pursuant to the terms of Section 14 hereof (each a “Guarantor” and collectively the “Guarantors”), in favor and for the benefit of each of the holders from time to time of the Notes referred to below (each a “Beneficiary” and collectively the “Beneficiaries”). Capitalized terms used but not defined herein shall have the meanings given to them in the Note Agreement (as defined below). The Note Agreement, the Notes and this Guaranty are collectively referred to as the “Transaction Documents”.

RECITALS

A. Concurrently herewith, EXCEL TRUST, L.P., a Delaware limited partnership (the “Company”), and Excel Trust, Inc., a Maryland corporation (the “Parent”), are entering into that certain Note Purchase Agreement, dated as of the date hereof (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Note Agreement”), with the Purchasers named therein.

B. Each Guarantor is a member of an affiliated group of companies that includes the Company, Parent and the Guarantors, and the proceeds from the extensions of credit evidenced by the Notes have been used and will continue to be used, in part, to enable such Persons to make transfers among themselves in connection with their respective operations. Each Guarantor has received and will receive direct and indirect benefits from the transactions contemplated by the Note Agreement.

C. It is a condition precedent under the Note Agreement that the Company’s obligations thereunder be guaranteed by the undersigned Guarantors.

GUARANTY

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, each Guarantor hereby agrees as follows:

1. GUARANTY.

(a) Unconditional Guaranty. Each Guarantor hereby unconditionally, absolutely and irrevocably guarantees to each of the Beneficiaries the complete payment when due (whether at stated maturity, by acceleration or otherwise) and due performance of all Guaranteed Obligations. The term “Guaranteed Obligations” means all loans, advances, debts, liabilities and obligations for monetary amounts and otherwise from time to time owing by the Company to the Beneficiaries in connection with the Transaction Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind or nature, present or future. This term includes all principal, interest (including interest that accrues after the commencement with respect to the Company of any action under applicable bankruptcy or insolvency law under any applicable jurisdiction, whether or not a claim for post-petition interest is allowed as a claim in such bankruptcy or insolvency proceeding), overdue interest, the Make-Whole Amount, if any, indemnification payments, fees, if any, expenses, costs or other sums (including, without limitation, all fees and disbursements of legal counsel, financial consultants and other advisors) chargeable to the Company and/or Parent under the Note Agreement, the Notes or the other Transaction Documents.

(b) Reimbursement of Expenses Under This Guaranty. Each Guarantor also agrees to pay upon demand all costs and expenses of the Beneficiaries (including, without limitation, all fees and disbursements of legal counsel, financial consultants and other advisors) incurred by the Beneficiaries in enforcing any rights under this Guaranty.

(c) Guaranteed Obligations Unaffected. No payment or payments made by any other Guarantor, guarantor or by any other Person, or received or collected by any of the Beneficiaries from any other Guarantor, guarantor or from any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of each of the Guarantors hereunder which shall, notwithstanding any such payments, remain liable for the Guaranteed Obligations, subject to Section 7 below, until the Guaranteed Obligations are paid in full in cash.

(d) Joint and Several Liability. All Guarantors and their respective successors and assigns shall be jointly and severally liable for the payment of the Guaranteed Obligations and the expenses required to be reimbursed to the Beneficiaries pursuant to Section 1(b), above, notwithstanding any relationship or contract of co-obligation by or among the Guarantors or their successors and assigns.

(e) Enforcement of Guaranteed Obligations. Each Guarantor hereby jointly and severally agrees, in furtherance of the foregoing and not in limitation of any other right that any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of the Company to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. § 362(a) or any similar provision under applicable bankruptcy or insolvency laws of any other jurisdiction), that the Guarantors will upon demand pay, or cause to be paid, in cash, to the Beneficiary or Beneficiaries making such demand an amount equal to all of the Guaranteed Obligations then due to such Beneficiary or Beneficiaries.

(f) Notice of Payment Under Guaranty. Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to any of the

Beneficiaries on account of its liability hereunder, it will notify such Beneficiary in writing that such payment is made under this Guaranty for such purpose.

2. SUBROGATION.

Notwithstanding any payment or payments made by any Guarantor hereunder, each Guarantor hereby irrevocably waives, solely with respect to such payment or payments, any and all rights of subrogation to the rights of the Beneficiaries against the Company and/or Parent and, except to the extent otherwise provided in the Indemnity and Contribution Agreement, any and all rights of contribution, reimbursement, repayment, assignment, indemnification or implied contract or any similar rights against the Company and/or Parent, any endorser or other guarantor of all or any part of the Guaranteed Obligations, in each case until such time (subject to Section 7 below) as the Guaranteed Obligations shall have been paid in full in cash. In furtherance of the foregoing, for so long as any Guaranteed Obligations shall remain outstanding, no Guarantor shall take any action or commence any proceeding against the Company and/or Parent or any other guarantor of the Guaranteed Obligations (or any of their respective successors, transferees or assigns, whether in connection with a bankruptcy or insolvency proceeding or otherwise), to recover any amounts in respect of payments made under this Guaranty to the Beneficiaries.

If, notwithstanding the foregoing, any amount shall be paid to any Guarantor on account of such subrogation or other rights at any time when all of the Guaranteed Obligations shall not (subject to Section 7 below) have been paid in full in cash, such amount shall be held by such Guarantor in trust for the Beneficiaries entitled thereto, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over (i) to such Beneficiaries (to be shared ratably based on the respective principal amounts outstanding of Notes held by such Beneficiaries) in the exact form received by such Guarantor (duly endorsed by such Guarantor to any such Beneficiary if required), to be applied against the Guaranteed Obligations of each of such Beneficiaries, whether matured or unmatured, in such order as such Beneficiary may determine, or (ii) as a court of competent jurisdiction may otherwise direct.

3. AMENDMENTS, ETC., WITH RESPECT TO THE GUARANTEED OBLIGATIONS.

Each Guarantor shall remain obligated hereunder notwithstanding: (a) that any demand for payment of any of the Guaranteed Obligations made by any Beneficiary may be rescinded by such Beneficiary, and any of the Guaranteed Obligations continued; (b) that any of the Note Agreement, the Notes, this Guaranty or the other Transaction Documents may be renewed, extended, amended, modified, supplemented or terminated, in whole or in part (and each Guarantor expressly waives any and all of its rights to consent to any of the foregoing actions described in this clause (b) and agrees that no such action, absent such Guarantor’s consent, will result in the exoneration of such Guarantor under applicable law); (c) that any guaranty, collateral or right of setoff at any time held by any Person for the payment of the Guaranteed Obligations may be obtained, sold, exchanged, waived, surrendered or released; (d) any loss or impairment of any rights of subrogation, reimbursement, repayment, contribution, indemnification or other similar rights of any Guarantor against the Company, any other Guarantor or any other Person with respect to all or any part of the Guaranteed Obligations; (e) any assignment or other transfer by any holder of the Notes of any part of the Guaranteed

Obligations or the Notes; (f) any impossibility of performance, impracticability, frustration of purpose or illegality under the Note Agreement, the Notes, this Guaranty or any other Transaction Document or any force majeure or act of any governmental authority; or (g) any reorganization, merger, amalgamation or consolidation of the Company or any Guarantor with or into any other Person. Each Guarantor hereby waives any and all defenses, counterclaims or offsets which such Guarantor might or could have by reason of any of the foregoing and any other defense or objection which such Guarantor might or could have to the absolute, primary and continuing nature, or the validity, enforceability or amount of this Guaranty (other than any defense based upon the final payment in full in cash and performance in full of the Guaranteed Obligations).

4. GUARANTY ABSOLUTE AND UNCONDITIONAL.

Each Guarantor waives any and all notice of the creation, renewal, extension, amendment, modification or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Beneficiary upon this Guaranty or acceptance of this Guaranty. The Note Agreement, the Notes, the other Transaction Documents and the Guaranteed Obligations in respect of any of them, shall conclusively be deemed to have been created, contracted for or incurred in reliance upon this Guaranty; and all dealings between the Company and/or Parent or the Guarantors, on the one hand, and any of the Beneficiaries, on the other, shall likewise conclusively be presumed to have been had or consummated in reliance upon this Guaranty. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company, the other Guarantors, any other guarantor or itself with respect to the Guaranteed Obligations. This Guaranty shall be construed as a continuing, irrevocable, absolute and unconditional guaranty of payment, performance and compliance when due (and not of collection) and is a primary obligation of each Guarantor without regard to (a) the validity or enforceability of the Note Agreement, the Notes, the other Transaction Documents, any of the Guaranteed Obligations or any other guaranty or right of setoff with respect thereto at any time or from time to time held by any Beneficiary, (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company or any one or more of the other Guarantors against any Beneficiary, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company and/or Parent or any other Guarantor or guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company and/or Parent, any other Guarantor or any other guarantor of the Guaranteed Obligations, in bankruptcy or in any other instance.

When pursuing its rights and remedies hereunder against any of the Guarantors, any Beneficiary may, but shall be under no obligation to, pursue such rights and remedies as it may have against any other Guarantor or any other Person under a guaranty of the Guaranteed Obligations or any right of setoff with respect thereto, and any failure by such Beneficiary to pursue such other rights or remedies or to collect any payments from any such other Guarantor or Person or to realize upon any such guaranty or to exercise any such right of setoff, or any release of any such other Guarantor or Person or any such guaranty or right of setoff, shall not relieve the Guarantors of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of each of the Beneficiaries against the Guarantors.

5. RESPONSIBILITY OF GUARANTORS TO STAY INFORMED.

Each of the Guarantors hereby agrees that it has complete and absolute responsibility for keeping itself informed of the business, operations, properties, assets, condition (financial or otherwise) of the Company and/or Parent, the other Guarantors, any and all endorsers and any and all guarantors of the Guaranteed Obligations and of all other circumstances bearing upon the risk of nonpayment of the obligations evidenced by the Notes or the Guaranteed Obligations, and each of the Guarantors further agrees that the Beneficiaries shall have no duty, obligation or responsibility to advise it of any such facts or other information, whether now known or hereafter ascertained, and each Guarantor hereby waives any such duty, obligation or responsibility on the part of the Beneficiaries to disclose such facts or other information to any Guarantor.

6. REPRESENTATIONS AND WARRANTIES.

Each Guarantor hereby represents and warrants to each of the Beneficiaries that:

(a) Such Guarantor, if it is a corporation, limited partnership or limited liability company: (i) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation; (ii) is duly licensed or qualified to do business and is in good standing in every jurisdiction where the ownership of its properties or the nature of its business makes such licensing or qualification necessary, (except where the failure to be licensed or qualified could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise) or operations of such Person and its Subsidiaries, taken as a whole (a “Material Adverse Effect”)); (iii) has all requisite organizational power to conduct its business as currently conducted and as currently proposed to be conducted, and to execute and deliver this Guaranty and to perform its obligations hereunder; and (iv) is in compliance in all respects with all applicable laws, rules, regulations and orders (except where failure to comply could not reasonably be expected to have a Material Adverse Effect);

(b) Such Guarantor, if it is a general partnership: (i) has all requisite partnership power and authority to conduct its business as currently conducted and as currently proposed to be conducted, to execute and deliver this Guaranty and to perform its obligations hereunder; and (ii) is in compliance in all respects with all applicable laws, rules, regulations and orders (except where failure to comply could not reasonably be expected to have a Material Adverse Effect);

(c) The execution, delivery and performance by such Guarantor of this Guaranty (i) have been duly authorized by all requisite action (including obtaining any necessary consents from the equityholder(s) of such Guarantor), and (ii) do not contravene such Guarantor’s charter documents, bylaws, partnership agreement, operating agreement or any similar agreement;

(d) Neither the execution nor delivery of this Guaranty will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of any Guarantor pursuant to, the organizational documents of any such Person, any award of any arbitrator or any agreement (including any agreement with equityholders of such Persons), instrument, order, judgment, decree, statute, law, rule or regulation to which such Person is subject;

(e) Neither the nature of any Guarantor or any of its businesses or properties, nor any relationship between the Guarantors or any Subsidiary and any other Person (including the Company and Parent), nor any circumstance in connection with this Guaranty require any authorization, consent, approval, exemption or other action by or notice to or filing with any governmental authority in connection with the execution and delivery of this Guaranty or the fulfillment of or compliance with the terms and provisions hereof, other than (i) those that have already been obtained and (ii) those the failure to obtain of which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(f) This Guaranty constitutes a valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally and general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity;

(g) There is no action, suit, investigation or proceeding pending or, to the knowledge of such Guarantor, threatened which questions the validity or legality of or seeks damages in connection with this Guaranty or any of the other Transaction Documents or any action taken or to be taken pursuant to this Guaranty or any of the other Transaction Documents. There is no action, suit, investigation or proceeding pending or, to the knowledge of such Guarantor, threatened against such Guarantor or any of its Subsidiaries or any properties or rights of any of the foregoing, by or before any court, arbitrator or administrative or governmental body which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

(h) The Guaranteed Obligations are not subject to any offset or defense of any kind against any Beneficiary, the Company or the Parent;

(i) Such Guarantor has made its appraisal of and investigation into the business, prospects, operations, property or assets, condition (financial or otherwise) and creditworthiness of the Company and/or Parent and the other Guarantors and has made its decision to enter into this Guaranty independently based on such documents and information as it has deemed appropriate and without reliance upon any of the Beneficiaries or any of their partners, directors, trustees, members, officers, agents, designees or employees, and such Guarantor has established adequate means of obtaining from the Company and/or Parent and the other Guarantors, on a continuing basis, financial or other information pertaining to the business, prospects, operations, property, assets, condition (financial or otherwise) of the Company, the Parent and the other Guarantors; and

(j) Neither such Guarantor nor its properties or assets have any immunity from jurisdiction of any court or from any legal process (whether through service of process or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under applicable law.

7. TERMINATION; REINSTATEMENT.

This Guaranty shall remain in full force and effect until all Guaranteed Obligations shall have been satisfied by irrevocable payment in full in cash, upon the occurrence of which this Guaranty shall, subject to the immediately succeeding sentence, terminate. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time the payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or otherwise must be restored or returned by any Beneficiary in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, the Parent or any Guarantor or in connection with the application of applicable fraudulent conveyance or fraudulent transfer law, all as though such payments had not been made.

8. PAYMENTS.

Each Guarantor hereby agrees that upon demand the Guaranteed Obligations will be paid to each of the Beneficiaries without setoff or counterclaim in United States dollars in immediately available funds in the applicable currency or currencies at the location specified by such Beneficiary pursuant to the Note Agreement.

9. SEVERABILITY.

Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Guaranty shall be prohibited by or invalid under any such law or regulation, it shall be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without the remainder thereof or any of the remaining provisions of this Guaranty being prohibited or invalid.

10. HEADINGS.

Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

11. APPLICABLE LAW.

This guaranty shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the state of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

12. ENTIRE AGREEMENT.

This Guaranty constitutes the final, entire agreement among the parties hereto relating to the subject matter hereof and supersedes any and all prior or contemporaneous commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the Guarantors, on the one hand, and the Beneficiaries, on the other hand. There are no oral agreements between the Guarantors, on the one hand, and the Beneficiaries, on the other hand.

13. CONSTRUCTION.

Each of the Guarantors and the Beneficiaries acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Guaranty with such legal counsel.

14. ADDITIONAL GUARANTORS.

The initial Guarantors hereunder shall be the Subsidiaries and other Affiliates of the Company as are signatories on the date hereof. From time to time subsequent to the date hereof, additional Persons may become parties hereto, as additional Guarantors (each an “Additional Guarantor”), in accordance with the terms of Sections 9.7 and 10.2 of the Note Agreement by executing and delivering a Joinder Agreement to this Guaranty in the form of Exhibit A hereto. Upon delivery of any such executed Joinder Agreement, notice of which is hereby waived by the other Guarantors, each such Additional Guarantor shall be a Guarantor under this Guaranty with the same force and effect, and subject to the same agreements, representations, guaranties, indemnities, liabilities and obligations as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be diminished or otherwise affected by the addition or release of any other Guarantor hereunder, nor by any election of the Beneficiaries not to cause any Person otherwise obligated to become a Guarantor hereunder pursuant to the terms of the Note Agreement to become an Additional Guarantor hereunder. The addition or release of any Guarantor hereunder shall not require the consent of any other Guarantor and all of the Guaranteed Obligations of each Guarantor under this Guaranty shall remain in full force and effect notwithstanding the addition or release of any Guarantor to or from this Guaranty. Each Guarantor agrees to execute and deliver a Consent and Reaffirmation in the form of Exhibit B hereto, or in a form otherwise satisfactory to the Required Holders, on or prior to the effectiveness of each amendment, consent, supplement or other modification of the Note Agreement or the Notes.

15. COUNTERPARTS; EFFECTIVENESS.

This Guaranty and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart hereof by any Guarantor by facsimile or “PDF” via electronic mail shall be as effective as delivery of a manually executed counterpart hereof.

16. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS.

Subject to Section 14, no amendment, waiver or other modification of any term or provision of this Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same is in writing and signed by the Required Holders and the Guarantors; provided, however, that no such amendment reducing any payment obligations under this Guaranty shall be effective unless signed by each Beneficiary. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its successors and assigns; provided, however, that no Guarantor shall assign this Guaranty or any of the rights or obligations of such Guarantor hereunder without the prior written consent of the Required Holders. This Guaranty shall inure to the benefit of each of the Beneficiaries and its successors, assigns and transferees.

17. ADDRESS FOR NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by electronic mail (e-mail), (b) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized international commercial delivery service (charges prepaid), or (c) by a recognized international commercial delivery service (with charges prepaid). Any such notice must be sent: (i) if to any Beneficiary, at the address (or telefacsimile number or e-mail address) as provided for such communications in the Note Agreement, and (ii) if to any Guarantor, addressed to such Guarantor care of the Company at the Company’s address (or telefacsimile number or e-mail address) for notices as provided in the Note Agreement, or to such other address as such Guarantor shall have specified to each Beneficiary in writing. Notices under this Section 17 will be deemed given only when actually received.

18. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

No failure or delay on the part of any Beneficiary in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence thereto, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Guaranty are cumulative to, and not exclusive of, any rights or remedies otherwise available.

19. JURISDICTION AND PROCESS; WAIVER OF JURY TRIAL.

(k) Each Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guaranty, the Note Agreement or the Notes. To the fullest extent permitted by applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(l) Each Guarantor consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 19(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address as specified in Section 17 hereof or at such other address of which such holder shall then have been notified pursuant to said Section. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(m) Nothing in this Section 19 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against any Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(n) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed as of the date first above written.

GUARANTORS:

EXCEL TRUST, INC.
EXCEL ANTHEM LLC
EXCEL BRANDYWINE LLC
EXCEL FITNESS, LLC
EXCEL FOXWOOD LLC
EXCEL LEAGUE CITY LLC
EXCEL MANTECA LLC
EXCEL NEWPORT LLC
EXCEL PROMENADE OFFICE LLC
EXCEL ROCKWALL LLC
EXCEL ROSEWICK LLC
EXCEL SPRING HILL LLC
EXCEL ST. MARYS, LLC
EXCEL TRACY PAVILION LLC
EXCEL VESTAVIA, LLC
FIVE FORKS GS, LLC

By:	/s/ S. Eric Ottesen
S. Eric Ottesen
Senior Vice President and General Counsel

GUARANTY

EXHIBIT A

[FORM OF JOINDER AGREEMENT TO

GUARANTY]

JOINDER AGREEMENT NO. [    ], dated as of [            ] (this “Joinder”), to that certain Guaranty, dated as of November 12, 2013 (as amended, supplemented or otherwise modified from time to time, the “Guaranty”), made jointly and severally by EXCEL TRUST, INC., a Maryland corporation, EXCEL ANTHEM LLC, EXCEL BRANDYWINE LLC, EXCEL FITNESS, LLC, EXCEL FOXWOOD LLC, EXCEL LEAGUE CITY LLC, EXCEL MANTECA LLC, EXCEL NEWPORT LLC, EXCEL PROMENADE OFFICE LLC, EXCEL ROCKWALL LLC, EXCEL ROSEWICK LLC, EXCEL SPRING HILL LLC, EXCEL ST. MARYS, LLC, EXCEL TRACY PAVILION LLC, EXCEL VESTAVIA, LLC, FIVE FORKS GS, LLC, and the other Guarantors from time to time party thereto in favor and for the benefit of the Beneficiaries named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty.

1. Pursuant to the Guaranty, the Guaranteed Obligations owing to the Beneficiaries are guaranteed by the Guarantors.

2. The undersigned [Subsidiary][Affiliate] (the “New Guarantor”) is executing this Joinder in accordance with the requirements of Section 14 of the Guaranty.

3. The New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder, and (b) represents and warrants that the representations and warranties made by it as a Guarantor set forth in Section 6 of the Guaranty are true and correct on and as of the date hereof. Each reference to a Guarantor in the Guaranty shall be deemed to include the New Guarantor. The Guaranty is hereby incorporated herein by reference.

4. This Joinder may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page to this Joinder by facsimile transmission or “PDF” via electronic mail shall, subject to applicable law, be as effective as delivery of a manually-signed original thereof.

5. Except as expressly modified hereby, the Guaranty shall remain in full force and effect.

6. Any provision of this Joinder that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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7. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below.

IN WITNESS WHEREOF, the New Guarantor has executed this Joinder by its duly authorized officer as of the day and year first above written.

[NAME], a [ ] [corporation]

By:
Name:
Title:

Address: c/o the Company as provided in the Note Agreement

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EXHIBIT B

[FORM OF CONSENT AND REAFFIRMATION]

Reference is made to that certain Guaranty, dated as of November 12, 2013 (as amended, supplemented or otherwise modified from time to time, the “Guaranty”), made jointly and severally by EXCEL TRUST, INC., a Maryland corporation, EXCEL ANTHEM LLC, EXCEL BRANDYWINE LLC, EXCEL FITNESS, LLC, EXCEL FOXWOOD LLC, EXCEL LEAGUE CITY LLC, EXCEL MANTECA LLC, EXCEL NEWPORT LLC, EXCEL PROMENADE OFFICE LLC, EXCEL ROCKWALL LLC, EXCEL ROSEWICK LLC, EXCEL SPRING HILL LLC, EXCEL ST. MARYS, LLC, EXCEL TRACY PAVILION LLC, EXCEL VESTAVIA, LLC, FIVE FORKS GS, LLC, and the other Guarantors from time to time party thereto in favor and for the benefit of the Beneficiaries named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty.

Each of the undersigned Guarantors consents to the [REFERENCE APPLICABLE AMENDMENT, CONSENT OR OTHER MODIFICATION] and the transactions contemplated thereby, reaffirms its obligations under the Guaranty and its waivers, as set forth in such Guaranty of each and every one of the possible defenses to the Guaranteed Obligations and other obligations of such Guarantor. In addition, each of the undersigned Guarantors reaffirms that its obligations under the Guaranty are separate and distinct from the Company’s obligations evidenced by the Notes. Notwithstanding the foregoing, nothing herein is intended or shall be deemed to limit any Beneficiary’s rights under the Guaranty to take actions without the consent of the Guarantors.

GUARANTORS:

EXCEL TRUST, INC.
EXCEL ANTHEM LLC
EXCEL BRANDYWINE LLC
EXCEL FITNESS, LLC
EXCEL FOXWOOD LLC
EXCEL LEAGUE CITY LLC
EXCEL MANTECA LLC
EXCEL NEWPORT LLC
EXCEL PROMENADE OFFICE LLC
EXCEL ROCKWALL LLC
EXCEL ROSEWICK LLC
EXCEL SPRING HILL LLC
EXCEL ST. MARYS, LLC
EXCEL TRACY PAVILION LLC

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EXCEL VESTAVIA, LLC
FIVE FORKS GS, LLC

By:
S. Eric Ottesen
Senior Vice President and General Counsel

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